BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
a series of the Brandes Investment Trust

Supplement dated October 2, 2007
to the Prospectus dated January 28, 2007

Investors Bank & Trust Company, the Fund’s Custodian and Transfer and Dividend Disbursing Agent, has merged with State Street Bank and Trust Company.  All references to Investors Bank & Trust Company should be replaced with State Street Bank and Trust Company.

State Street Bank and Trust Company is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.  Its phone number is (617) 937-1945.  All references to the Custodian and Transfer Agent’s address and phone number should be replaced with this new address and phone number.

Within the section “Shareholder Information,” please replace the subsection “Payment by Wire” in its entirety on page 18 of the Prospectus with the following:

Payment by Wire

To pay for an initial investment in the Fund by wire, call the Fund’s Transfer Agent at (617) 937-1945 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading for an account number.  The Fund’s Transfer Agent will want to know your name, address, tax identification number, amount being wired and wiring bank.  You can then instruct the wiring bank to transfer funds by wire to:

ABA #0110 0002 8
State Street Bank and Trust Company
Boston, MA
DDA #00323840
Brandes
Ref: Brandes Institutional International Equity Fund
Ref Benef:  Account Number and Account Registration

Make sure that the wiring bank includes the name of the Fund and the account number with the wire.  If the Fund’s Transfer Agent receives your funds before the Fund’s net asset value is calculated, your funds will be invested on that day at the NAV next calculated; otherwise, they will be invested on the next business day at the NAV next calculated. You should write your new account number on the Account Application and mail the Application promptly to the Fund’s Transfer Agent.

To make an additional purchase by wire, call the Fund’s Transfer Agent at (617) 937-1945 before the wire is sent.  Otherwise, your purchase may be delayed indefinitely.  Wire funds to the Fund’s Transfer Agent, care of State Street Bank and Trust Company, as described above, including the name of the Fund and your account number with the wire.

* * *

SEPARATELY MANAGED ACCOUNT RESERVE TRUST
a series of the Brandes Investment Trust

Supplement dated October 2, 2007
to the Prospectus dated January 28, 2007

As a result of the recent merger of Investors Bank & Trust Company, the Fund’s Custodian and Transfer and Dividend Disbursing Agent, and State Street Bank and Trust Company, all references to Investors Bank & Trust Company should be replaced with State Street Bank and Trust Company.

State Street Bank and Trust Company is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.  Its phone number is (617) 937-1945.  All references to the Custodian and Transfer Agent’s address and phone number should be replaced with this new address and phone number.

Please retain this Supplement with your Prospectuses for future reference.